UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2014

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 706-2960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 20, 2014, TransDigm Group Incorporated (“TransDigm Group”) issued a press release (the “Press Release”) relating to the proposed offering of $2.350 billion aggregate principal amount of senior subordinated notes, consisting of senior subordinated notes due 2022 and senior subordinated notes due 2024 (together, the “Notes”) by TransDigm Inc., its wholly-owned subsidiary, pursuant to a confidential offering memorandum in a private placement under Rule 144A and Regulation S of the Securities Act of 1933 (the “Securities Act”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. Neither the Press Release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

TransDigm Inc. intends to use a portion of the net proceeds from the offering of the Notes, together with the proceeds of an additional tranche of term loans under its senior secured credit facilities and the proceeds of borrowing under its trade receivables securitization facility, (i) to fund a dividend to the holders of its common stock in the range of $900 million to $1.5 billion, (ii) to make cash dividend equivalent payments under the 2006 Stock Incentive Plan Dividend Equivalent Plan, as amended, and the 2003 Stock Option Plan Dividend Equivalent Plan, as amended, (iii) as previously announced, to repurchase any and all of its outstanding 7.75% Senior Subordinated Notes due 2018 (the “2018 Notes”) pursuant to a Tender Offer (the “Tender Offer”) and to redeem any and all of the 2018 Notes that remain outstanding following the Tender Offer, (iv) for related transaction fees and expenses and (v) for general corporate purposes.

The information in this Current Report on Form 8-K and in the Press Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act. The information in this Current Report on Form 8-K relating to the Press Release shall, however, be deemed to be incorporated by reference into the Offer to Purchase and Consent Solicitation relating to the Tender Offer.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

Dated: May 20, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release.